UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2016

CONAGRA BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7275	47-0248710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Merchandise Mart Plaza, Suite 1300 Chicago, Illinois		60654
(Address of principal executive offices)		(Zip Code)

(312) 549-5000

(Registrant’s telephone number, including area code)

ConAgra Foods, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Separation and Distribution Agreement and Certain Other Separation-Related Agreements

On November 9, 2016, Conagra Brands, Inc. (formerly known as ConAgra Foods, Inc., the “Company”) completed the previously announced spinoff of Lamb Weston Holdings, Inc. (“Lamb Weston”) through a distribution of 100% of the Company’s interest in Lamb Weston to holders of shares of the Company’s common stock (the “Spinoff”) as of 5:00 p.m., New York City time, on November 1, 2016. On November 8, 2016, in connection with the Spinoff, the Company entered into several agreements with Lamb Weston that govern the relationship of the parties following the Spinoff, including the following:

•	Separation and Distribution Agreement;

•	Tax Matters Agreement;

•	Employee Matters Agreement;

•	Transition Services Agreement; and

•	Trademark License Agreement.

Summaries of certain terms of these agreements can be found in the section entitled “Relationship with ConAgra After the Spinoff” in Lamb Weston’s Information Statement, filed as Exhibit 99.1 to Lamb Weston’s Registration Statement on Form 10 (File No. 001-37830) (as amended, the “Registration Statement”) with the Securities and Exchange Commission, and are incorporated herein by reference. Such summaries are qualified in their entirety by reference to the full text of the Separation and Distribution Agreement, Tax Matters Agreement, Employee Matters Agreement, Transition Services Agreement and Trademark License Agreement, copies of which are filed as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Spinoff, W.G. Jurgensen and Timothy R. McLevish became directors of Lamb Weston on October 30, 2016 and November 8, 2016, respectively, and resigned as directors of the Company effective as of 11:59 p.m., New York city time, on November 9, 2016.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2016, the Company filed an Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which became effective as of 11:59 p.m., New York city time, on November 9, 2016. The Certificate of Incorporation changed the name of the Company from ConAgra Foods, Inc. to Conagra Brands, Inc. A copy of the Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

2.1*	Separation and Distribution Agreement, dated as of November 8, 2016, by and between ConAgra Foods, Inc. and Lamb Weston Holdings, Inc.

3.1	Amended and Restated Certificate of Incorporation of Conagra Brands, Inc.

10.1	Tax Matters Agreement, dated as of November 8, 2016, by and between ConAgra Foods, Inc. and Lamb Weston Holdings, Inc.

10.2	Employee Matters Agreement, dated as of November 8, 2016, by and between ConAgra Foods, Inc. and Lamb Weston Holdings, Inc.

Exhibit Number	Description

10.3	Transition Services Agreement, dated as of November 8, 2016, by and between ConAgra Foods, Inc. and Lamb Weston Holdings, Inc.

10.4	Trademark License Agreement, dated as of November 8, 2016, by and between ConAgra Foods, Inc. and Lamb Weston Holdings, Inc.

*	Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA BRANDS, INC.

By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: November 10, 2016

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Separation and Distribution Agreement, dated as of November 8, 2016, by and between ConAgra Foods, Inc. and Lamb Weston Holdings, Inc.

3.1	Amended and Restated Certificate of Incorporation of Conagra Brands, Inc.

10.1	Tax Matters Agreement, dated as of November 8, 2016, by and between ConAgra Foods, Inc. and Lamb Weston Holdings, Inc.

10.2	Employee Matters Agreement, dated as of November 8, 2016, by and between ConAgra Foods, Inc. and Lamb Weston Holdings, Inc.

10.3	Transition Services Agreement, dated as of November 8, 2016, by and between ConAgra Foods, Inc. and Lamb Weston Holdings, Inc.

10.4	Trademark License Agreement, dated as of November 8, 2016, by and between ConAgra Foods, Inc. and Lamb Weston Holdings, Inc.

*	Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.